UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2011

Magellan Midstream Partners, L.P.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-16335

DE	73-1599053
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Williams Center, Tulsa, Oklahoma 74172
(Address of principal executive offices, including zip code)

(918) 574-7000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

On December 20, 2011, Magellan Midstream Partners, L.P. (the "Partnership") and Copano Energy, L.L.C. announced the formation of a joint venture to deliver Eagle Ford Shale condensate to Corpus Christi, Texas. A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B. 2 of Form 8-K, the information disclosed in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

Exhibit
Number        Description

99.1	Press release issued by the Partnership dated December 20, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Magellan Midstream Partners, L.P.
By: Magellan GP, LLC, its general partner

Date: December 20, 2011                    By: /s/ Suzanne H. Costin
Suzanne H. Costin
Corporate Secretary

EXHIBIT INDEX

Exhibit
Number        Description

99.1	Press release issued by the Partnership dated December 20, 2011